UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2012
(April 30, 2012)

LINN ENERGY, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by Linn Energy, LLC (“LINN Energy,” or the “Company”) on April 5, 2012, in connection with its acquisition of oil and natural gas properties from BP America Production Company (“BP”) which was completed on March 30, 2012 (referred to as the “BP Acquisition”).  The Current Report on Form 8-K filed April 5, 2012, is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information for the BP Acquisition required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).  No other amendments to the Form 8-K filing on April 5, 2012, are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The unaudited statement of revenues and direct operating expenses, including the notes thereto, for the assets acquired from BP for the three months ended March 31, 2012, and March 31, 2011, and the audited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from BP for the year ended December 31, 2011, and the independent auditors’ report related thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statements of operations of LINN Energy for the three months ended March 31, 2012, and for the year ended December 31, 2011, which give effect to the BP Acquisition and certain other acquisitions, are attached as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

23.1            Consent of Independent Auditors

99.1            The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from BP for the three months ended March 31, 2012, and March 31, 2011, and the audited statement of revenues and direct operating expenses, including the notes thereto, for the assets acquired from BP for the year ended December 31, 2011, and the independent auditors’ report related thereto.

99.2            The unaudited pro forma condensed combined statements of operations of LINN Energy for the three months ended March 31, 2012, and for the year ended December 31, 2011, which give effect to the BP Acquisition and certain other acquisitions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: April 30, 2012	/s/ David B. Rottino
David B. Rottino
Senior Vice President of Finance, Business Development
and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)

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